Exhibit 10.1
AMENDMENT NO. 28 TO MASTER SERVICES AGREEMENT

This Amendment No. 28 (“Amendment”) is dated and effective on June 25, 2026 (“Amendment Effective Date”) by and between Block, Inc., a Delaware corporation, whose principal address is 1955 Broadway, Suite 600. Oakland, CA 94612 (“Client”) and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (“Marqeta”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016, as amended (“Agreement”). Capitalized terms that are not defined in this Amendment are defined in the Agreement.

RECITALS
    WHEREAS, Client and Marqeta entered into the Agreement to set forth the terms governing the provision of certain services by Marqeta to Client;

    WHEREAS, the Parties desire to supplement the Agreement in accordance with the terms set forth in this Amendment.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Square Card BIN Migration. Section (b) of Schedule D to the Agreement (Additional Square Card Program Fees) shall be amended by adding a new subsection (iii) as follows:

“(iii)     Square Cardholder [***] Migration.

(1)Migration Scope. Marqeta shall transfer Client’s existing Cardholder Accounts and corresponding BIN(s) from [***] to Marqeta, such that all card issuance management and transaction routing for all such Cardholder Accounts will occur entirely on the Marqeta platform in accordance with the terms of this subsection b (iii) (the “Migration”). The Migration will include (a) the transfer of all Cardholder Accounts active at the time such Migration occurs from [***] to the Marqeta platform and (b) the transfer of all go-forward Cardholder Account transaction volume from [***] to Marqeta, with no residual volume existing on [***] post-Migration.

(2)Migration Prerequisites. The Parties acknowledge and agree that the Migration is contingent upon: (i) the launch of a new BIN program [***] (the “New BIN Program”); and (ii) the completion of a network integration [***] (collectively, the “Migration Prerequisites”). Within sixty (60) days of the completion of the Migration Prerequisites (as communicated in writing by Marqeta to Square), Square will shift all new issuance of Cards under the Square Card Program from [***] to Marqeta.

(3)Migration Completion; No-Cost Services. The Migration must be completed no later than [***] (the “Migration Deadline”) in order for the services described in this subsection (b)(iii) to be provided at no cost to Client. In the event that the Migration Deadline is not met for reasons not directly attributable to Marqeta, Marqeta reserves the right to charge Client an amount equal to its costs and expenses incurred relating to the Migration, estimated at [***], as consideration for Marqeta’s services relating to the Migration. In the event the Migration is not completed by the Migration Deadline due to causes attributable to Marqeta, Client shall remain entitled to receive such services at no cost, and the Migration Deadline shall be extended accordingly. Notwithstanding the foregoing, if the Migration Deadline is not met due to the inability of [***] providing adequate support for the Migration or [***] is unable to timely perform network integration (e.g., due to an [***] code freeze), the Parties agree that Client shall remain entitled to receive such services at no cost, and the Migration Deadline shall be extended accordingly.”

2.Non-English Language Programs. A new Section (d) shall be appended to the end of Schedule D to the Agreement as follows:

“D.         Non-English Card Programs.

(i)Spanish Language Square Card Program Launch. Client's Square Card Program in Spanish (the “Spanish Language Square Card Program”) was launched in 2019, and Marqeta has agreed, subject to Issuing Bank’s continued approval and the terms set forth herein, to support the continued operation of the Spanish Language Square Card Program.

(ii)Non-English Language Support. Marqeta agrees to support non-English language functionality for Card Programs (the “Non-English Language Card Programs”), including for the Cash App Program and Square Card Program, subject to Issuing Bank’s prior written approval and the terms set forth herein. Prior to any translation into a non-English language, Client shall submit all consumer facing program documentation, as described in below subsection (iv), in English to Marqeta for review and approval by Issuing Bank. Client shall not proceed with use of any translated program documentation until Issuing Bank has provided its written approval (email sufficient) of such documentation.

(iii)Translation Services. Client may utilize one or more third-party subcontractors to provide translation services for any Non-English Card Programs that Client may offer from time to time (such third-party subcontractors, the “Translation Services Provider(s)”). In the event Client utilizes a Translation Services Provider, Client shall be solely responsible for:

a.All costs and expenses associated with the Translation Services Provider(s) and the translation services rendered thereunder for all Non-English Language Card Programs;
b.Ensuring that all translations provided by the Translation Services Provider(s) for all Non-English Language Card Programs are accurate, complete, and do not violate any applicable federal, state, or local laws, rules, or regulations; and
c.Maintaining appropriate contractual arrangements with the Translation Services Provider(s) to ensure compliance with the terms of this Agreement.

(iv)Customer-Facing Materials. Client agrees that for any Non-English Card Program, all customer-facing program documentation and materials, including but not limited to applicable legal documents, cardholder agreements, terms and conditions, disclosures, notices, and any other materials provided to customers, unless otherwise mutually agreed upon between the Parties, shall be made available in the applicable non-English language.

(v)Monthly Quality Assurance Reporting. Unless otherwise agreed to between the Parties in writing (email sufficient), Client agrees to provide on a regular, monthly cadence, a quality assurance report for the previous month detailing its oversight of the services provided by each of its Translation Services Providers (the “Monthly QA Report”). The QA Monthly Report shall be provided in form and substance mutually agreed among the Parties.

3.[***] Secure Data Sharing. Solely with respect to Client’s Cash App Program, Marqeta will implement [***] Secure Data Sharing functionality to offer an enhanced and more scalable data infrastructure, in all aspects subject to the data protection provisions under the Agreement. In furtherance of the foregoing, Subsection (C) (Cash App Program Fees) of Schedule D (Fees of the Agreement) will be amended to add a new subsection (vi) as follows:

“(vi) [***] Secure Data Sharing. Marqeta will implement [***] Secure Data Sharing for Cash App on the terms set forth in this subsection (vi). The initial term for Marqeta’s provision of [***] Secure Data Sharing will begin on the date that such functionality is made available to Client for production use (the “[***] Go Live Date”) and end on the earlier of (i) the expiration or termination date of the Agreement or (ii) the date that is two (2) years from the [***] Go Live Date (the “[***] Data Sharing Initial Term.”) The [***] Data Sharing Initial Term shall automatically renew for successive one (1) year terms (subject to any termination or expiration of the Agreement) unless either Party provides ninety (90) days prior written notice to the other Party of its intent to not renew [***] Secure Data Sharing. The table below sets forth the fees applicable to Marqeta’s provision of [***] Secure Data Sharing to Client:

Item	Description	Fee
[***]	[***]	[***]
[***]	[***]	[***]

4.Limited Amendment. This Amendment and the Agreement set forth the Parties’ entire agreement with respect to the subject matter of this Amendment. This Amendment incorporates by reference the terms of the Agreement as if fully set forth in this Amendment, and the specific terms and conditions in this Amendment govern, control, and supersede the Agreement solely with respect to the subject matters covered in this Amendment.

5.Counterparts. This Amendment may be executed by the Parties electronically and in counterparts.
[Signature Page Follows]

This Amendment has been signed by the Parties or their duly authorized representatives as of the Amendment Effective Date.

Marqeta, Inc. By: /s/ Todd Pollak Print: Todd Pollak Title: Chief Revenue Officer Date: June 25, 2026	Client By: [***] Print: [***] Title: [***] Date: [***]